UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 15, 2025

Motorola Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-7221	36-1115800
(Commission File Number)	(IRS Employer Identification No.)

500 W. Monroe Street Chicago, Illinois	60661
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 847-576-5000

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock $0.01 par value	MSI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 15, 2025, Motorola Solutions, Inc. (the “Company”) held its 2025 Annual Meeting of Shareholders (the “Annual Meeting”). Set forth below are the proposals that were voted upon by the Company’s shareholders at the Annual Meeting and the voting results for each such proposal:

1.

The Company’s shareholders elected all of the director nominees, by the votes set forth below, to serve a one-year term until their respective successors are elected and qualified or until their earlier death or resignation:

Director Nominee	For	Against	Abstain	Broker Non-Votes
Gregory Q. Brown	125,936,574	6,972,620	386,166	16,792,784
Nicole Anasenes	132,756,459	150,714	388,187	16,792,784
Kenneth D. Denman	122,733,840	9,988,893	572,627	16,792,784
Ayanna M. Howard	131,800,740	1,106,587	388,033	16,792,784
Elizabeth D. Mann	132,768,002	111,473	415,885	16,792,784
Gregory K. Mondre	129,932,431	2,967,493	395,436	16,792,784
Joseph M. Tucci	127,575,805	5,296,125	423,430	16,792,784

2.	The Company’s shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2025, by the votes set forth below:

For	Against	Abstain	Broker Non-Votes
149,379,849	304,056	404,239	—

3.	The Company’s shareholders approved, on an advisory (non-binding) basis, the Company’s executive compensation, by the votes set forth below:

For	Against	Abstain	Broker Non-Votes
106,626,579	26,188,170	480,611	16,792,784

Item 8.01.	Other Matters.

Also on May 15, 2025, effective as of the election of the seven director nominees at the Annual Meeting, the size of the Board of Directors of the Company was reduced to seven members and the Board of Directors of the Company appointed Nicole Anasenes as Chair of the Audit Committee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTOROLA SOLUTIONS, INC. (Registrant)

Dated: May 19, 2025	By:	/s/ Kristin L. Kruska
	Name:	Kristin L. Kruska
	Title:	Corporate Vice President, Transactions, Corporate & Securities Law and Secretary

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